Provision for Income Taxes	12 Months Ended
Dec. 31, 2012
Provision for Income Taxes

15 Provision for Income Taxes

In 2012, NXP generated a loss before income taxes of $25 million (2011: $100 million income; 2010: $355 million loss). The components of income (loss) before income taxes are as follows:

	2012	2011	2010
Netherlands	(93)	(27)	(490)
Foreign	68	127	135

	(25)	100	(355)

The components of the provision for income taxes are as follows:

	2012	2011	2010
Current taxes:
Netherlands	(1)	(3)	(12)
Foreign	(20)	(29)	(40)

	(21)	(32)	(52)
Deferred taxes:
Netherlands	5	(10)	3
Foreign	15	21	25

	20	11	28

Total provision for income taxes	(1)	(21)	(24)

A reconciliation of the statutory income tax rate in the Netherlands as a percentage of income (loss) before income taxes and the effective income tax rate is as follows:

(in percentages)	2012	2011	2010
Statutory income tax in the Netherlands	25.0	25.0	25.5
Increase (reduction) in rate resulting from:
Rate differential local statutory rates versus statutory rate of the Netherlands	64.0	(15.7)	1.6
Net change in valuation allowance	(178.0)	12.7	(16.7)
Prior year adjustments	5.2	(2.0)	(1.6)
Non-taxable income	41.6	(10.8)	0.7
Non-tax-deductible expenses/losses	(69.6)	19.6	(12.3)
Other taxes and tax rate changes	18.2	(1.0)	0.1
Withholding taxes	(7.6)	6.9	(4.1)
Unrecognized tax benefits	(24.8)	(1.0)	(2.5)
Tax incentives	122.0	(12.7)	2.5

Effective tax rate	(4.0)%	21.0%	(6.8)%

The Company benefits from income tax holiday incentives in certain jurisdictions which provide that we pay reduced income taxes in those jurisdictions for a fixed period of time that varies depending on the jurisdiction. The income tax holiday of one of our subsidiaries is expected to expire at the end of 2021. The related tax benefit of 89% is recorded above within tax incentives.

The Company has considered all items of income (including items recorded in other comprehensive income) in determining the amount of tax benefit that should be allocated to a loss from continuing operations. As a result, we recorded $8 million non-cash tax benefit on a loss from continuing operations arising in one of our jurisdictions for the year ended December 31, 2012 which was exactly offset by $8 million income tax expense in other comprehensive income. Because the income tax expense on other comprehensive income is equal to the income tax benefit from continuing operations, our net deferred tax positions at December 31, 2012 were not impacted by this tax allocation.

Deferred tax assets and liabilities

The principal components of deferred tax assets and liabilities are presented below:

	2012		2011
	Assets	Liabilities	Assets	Liabilities
Intangible assets	13	(200)	22	(245)
Property, plant and equipment	20	(33)	25	(28)
Inventories	2	—	1	—
Receivables	1	—	—	(13)
Other assets	3	(5)	—	(4)
Liabilities:
Pensions	42	(1)	27	(2)
Restructuring	46	—	23	—
Other	21	—	27	(1)
Long-term debt	1	(7)	—	(22)
Undistributed earnings of foreign subsidiaries	—	(27)	—	(27)
Tax loss carryforwards (including tax credit carryforwards)	659	—	694	—

Total gross deferred tax assets (liabilities)	808	(273)	819	(342)

Net deferred tax position	535		477
Valuation allowances	(589)		(545)

Net deferred tax assets (liabilities)	(54)		(68)

The Company has significant deferred tax assets resulting from net operating loss carryforwards, tax credit carryforwards and deductible temporary differences that may reduce taxable income in future periods. Valuation allowances have been established for deferred tax assets based on a “more likely than not” threshold. The realization of our deferred tax assets depends on our ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction.

The following possible sources of taxable income have been considered when assessing the realization of our deferred tax assets:

•	Future reversals of existing taxable temporary differences;

•	Future taxable income exclusive of reversing temporary differences and carryforwards;

•	Taxable income in prior carryback years; and

•	Tax-planning strategies.

The valuation allowance increased by $44 million during 2012 (2011: $63 million increase).

When the Company’s operating performance improves on a sustained basis, our conclusion regarding the need for such valuation allowance could change.

Subsequently recognized tax benefits related to the valuation allowance for deferred tax assets as of December 31, 2012, will be allocated as follows: $582 million of income tax benefit that would be reported in the consolidated statement of comprehensive income, $7 million to additional paid-in capital.

After the recognition of the valuation allowance against deferred tax assets, a net deferred tax liability remains of $54 million at December 31, 2012 (2011: $68 million). This net deferred tax liability relates to certain taxable temporary differences reversing outside the tax loss carryforward periods, deferred tax liabilities recorded for profitable entities and deferred tax liabilities for withholding taxes on undistributed earnings of foreign subsidiaries.

At December 31, 2012 tax loss carryforwards of $2,515 million will expire as follows:

	Balance December 31, 2012	Scheduled expiration
		2013	2014	2015	2016	2017	2018-2022	later	unlimited
Tax loss carryforwards	2,515	1	5	191	748	525	159	156	730

The Company also has tax credit carryforwards of $92 million, which are available to offset future tax, if any, and which will expire as follows:

	Balance December 31, 2012	Scheduled expiration
		2013	2014	2015	2016	2017	2018-2022	later	unlimited
Tax credit carryforwards	92	—	—	—	—	—	—	10	82

The classification of the deferred tax assets and liabilities in the Company’s consolidated balance sheets is as follows:

	2012	2011
Deferred tax assets within current assets	12	5
Deferred tax assets within other non-current assets	22	19
Deferred tax liabilities within accrued liabilities	(4)	(1)
Deferred tax liabilities within other non-current liabilities	(84)	(91)

	(54)	(68)

The net income tax payable (excluding the liability for unrecognized tax benefits) as of December 31, 2012 amounted to $26 million (2011: $33 million payable) and includes amounts directly payable to or receivable from tax authorities.

As from 2009 the Company intends to repatriate the undistributed earnings of subsidiaries. Consequently, the Company has recognized a deferred income tax liability of $27 million at December 31, 2012 (2011: $27 million) for the additional withholding taxes payable upon the future remittances of these earnings of foreign subsidiaries.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011	2010
Balance as of January 1,	169	195	52
Increases from tax positions taken during prior periods	16	—	10
Decreases from tax positions taken during prior periods	(25)	(12)	(7)
Increases from tax positions taken during current period	2	10	140
Decreases relating to settlements with the tax authorities	(23)	(24)	—

Balance as of December 31,	139	169	195

Of the total unrecognized tax benefits at December 31, 2012, $15 million, if recognized, would impact the effective tax rate. All other unrecognized tax benefits, if recognized, would not affect the effective tax rate as these would be offset by compensating adjustments in the Company’s deferred tax assets that would be subject to valuation allowance based on conditions existing at the reporting date.

The Company classifies interest related to unrecognized tax benefits as financial expense and penalties as income tax expense. The total related interest and penalties recorded during the year 2012 amounted to $(5) million (2011: $3 million; 2010: $5 million).

As of December 31, 2012 the Company has recognized a liability for related interest and penalties of $3 million (2011: $8 million; 2010: $11 million). It is reasonably possible that the total amount of unrecognized tax benefits may significantly increase/decrease within the next 12 months of the reporting date due to, for example, completion of tax examinations; however, an estimate of the range of reasonably possible change cannot be made.

Tax years that remain subject to examination by major tax jurisdictions (mainly related to the Netherlands, Germany, USA, China, Taiwan, Thailand and the Philippines) are 2007, 2008, 2009, 2010, 2011 and 2012.